SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                                 (Amendment No.)


Filed by the Registrant                             [X]
Filed by a party other than the Registrant          [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or
      Section.240-14a-12
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)



                            FRANKLIN UNIVERSAL TRUST
                (Name of Registrant as Specified in its Charter)

                            FRANKLIN UNIVERSAL TRUST
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:


     (5)   Total fee paid:

[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:



[GRAPHIC OMITTED]
                            FRANKLIN UNIVERSAL TRUST

                       IMPORTANT SHAREHOLDER INFORMATION

We have enclosed important information about the Annual Shareholders' Meeting of Franklin Universal Trust (the "Fund") scheduled for Friday, March 30, 2007, at 2:00 p.m., Pacific time. These materials discuss the proposals to be voted on at the meeting.

THIS MEETING IS VERY IMPORTANT BECAUSE A SHAREHOLDER OF THE FUND HAS SUBMITTED A PROPOSAL REQUESTING THAT THE FUND'S BOARD OF TRUSTEES PROMPTLY TAKE THE STEPS NECESSARY TO OPEN-END THE FUND OR OTHERWISE ENABLE SHAREHOLDERS TO REALIZE NET ASSET VALUE FOR THEIR SHARES. AS DISCUSSED IN GREATER DETAIL IN THE ENCLOSED PROXY STATEMENT, THE FUND'S TRUSTEES STRONGLY OPPOSE THE SHAREHOLDER PROPOSAL BECAUSE THEY BELIEVE IT IS IN YOUR BEST INTERESTS TO RETAIN THE FUND'S CLOSED-END STRUCTURE.

These materials also contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card, we'll vote it as you indicated. If you simply sign, date and return the proxy card, but do not specify a vote on the proposals, your proxy will be voted FOR the election of the nominees to the position of Trustee (Proposal 1) and AGAINST the shareholder proposal (Proposal 2).

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS. RETURNING YOUR PROXY CARD DOES NOT PRECLUDE YOU FROM ATTENDING THE MEETING OR LATER CHANGING YOUR VOTE PRIOR TO ITS BEING CAST.

We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN 168 (1-800/342-5236).

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                         TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, SEPARATE INSTRUCTIONS ARE ENCLOSED.
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                           FRANKLIN UNIVERSAL TRUST

                  NOTICE OF 2007 ANNUAL SHAREHOLDERS' MEETING

The Annual Shareholders' Meeting (the "Meeting") of Franklin Universal Trust (the "Fund") will be held at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, on Friday, March 30, 2007, at 2:00 p.m., Pacific time.

During the Meeting, shareholders of the Fund will vote on the following proposals:

   o The election of a Board of Trustees of the Fund.
   o To act upon, if properly presented, a shareholder  proposal.
   o Such other matters as may properly come before the  Meeting.

The Board of Trustees has fixed January 2, 2007, as the record date for the determination of shareholders entitled to vote at the Meeting.

Your vote is very important, especially in light of the shareholder proposal that is strongly opposed by the Board. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote FOR your Board's nominees (Proposal 1) and AGAINST the shareholder proposal (Proposal 2) by promptly completing, signing, dating and returning the enclosed proxy card. In addition, you may be able to vote your shares by telephone or Internet. Please consult the materials you receive from your broker or bank prior to voting by telephone or Internet.

If you have any questions or need additional information, please contact The Altman Group, Inc., the Fund's proxy solicitors, at 60 East 42nd Street, Suite 405, New York, NY 10165, or toll- free by telephone at 1-800-336-5159.

                                 By Order of the Board of Trustees,

                                 Karen L. Skidmore
                                 SECRETARY
San Mateo, California
Dated: January 29, 2007

-------------------------------------------------------------------------------
PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE SELF- ADDRESSED ENVELOPE (OR RETURN YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET, IF YOU
ARE ELIGIBLE TO DO SO) REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
-------------------------------------------------------------------------------

                      This page intentionally left blank.


                            FRANKLIN UNIVERSAL TRUST
                                PROXY STATEMENT

o  INFORMATION ABOUT VOTING

   WHO IS ASKING FOR MY VOTE?

   The Trustees of Franklin Universal Trust (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders (the "Meeting"), have requested your vote.

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on January 2, 2007, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about January 29, 2007.

   ON WHAT ISSUE AM I BEING ASKED TO VOTE?

   You are being asked to vote on two  proposals:

     o The election of nine nominees to the position of  Trustee.
     o To act upon, if properly presented, a shareholder  proposal.

   HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees unanimously recommend that you vote FOR the election of the nine nominees as Trustees (Proposal 1) and AGAINST the shareholder proposal (Proposal 2).

   WHY DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE AGAINST THE SHAREHOLDER PROPOSAL (PROPOSAL 2)?

   The shareholder proposal requests that the Fund's Board of Trustees promptly take the steps necessary to open-end the Trust or otherwise enable shareholders to realize net asset value for their shares. The Fund's Trustees oppose the shareholder proposal because they believe it is in your best interests to retain the Fund's closed-end structure. No other closed-end fund offers your Fund's combination of investments in both high yield bonds and utility stocks, which provides investors with both high current income as well as the potential for capital appreciation. Combining this investment strategy with leverage and low cash balances, your Fund has delivered consistently strong market returns to investors over time. The Trustees believe strongly that your Fund remains viable in its closed-end form, but may not be able to provide the same benefits to shareholders if reorganized or merged into an open-end fund.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY  RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the proposals, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but don't specify a vote on the proposals, your shares will be voted FOR the election of the nine nominees for Trustee (Proposal 1) and AGAINST the shareholder proposal (Proposal 2).

   MAY I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later- dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

   WHAT IF MY SHARES ARE HELD IN A BANK OR BROKERAGE ACCOUNT?

   If your shares are held by your bank or broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your bank or broker and present it to the Inspector of Election at the Meeting.

o  PROPOSAL 1: ELECTION OF TRUSTEES

   HOW ARE NOMINEES  SELECTED?

   The Board of Trustees of the Fund (the "Board" or the "Trustees") has a Nominating Committee consisting of Harris J. Ashton, Robert F. Carlson, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson and John B. Wilson, none of whom is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Fund are referred to as "Independent Trustees," and Trustees who are interested persons of the Fund are referred to as "Interested Trustees."

   The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex.

   When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by OQualifying Fund ShareholdersO (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee will, however, review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty- four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (OSECO) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an Ointerested personO of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/ appointed.

   The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

   The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter was attached as "Appendix A" to the proxy statement for the Fund's 2005 Annual Shareholders' Meeting.

   WHO ARE THE  NOMINEES?

   Harris J. Ashton, Robert F. Carlson, Edith E. Holiday, Edward B. Jamieson, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, Frank A. Olson and John B. Wilson have been nominated to be Trustees of the Fund, to hold office until the next Annual Shareholders' Meeting, and until their successors are duly elected and qualified to serve. Among the nominees, Edward B. Jamieson, Charles B. Johnson and Rupert H. Johnson, Jr. are deemed to be "interested persons" of the Fund for purposes of the 1940 Act. All of the nominees are currently members of the Board; however, Mr. Wilson is standing for election by shareholders of the Fund for the first time. An incumbent Independent Trustee nominated Mr. Wilson for consideration by the Nominating Committee as nominee for Trustee. In addition, all of the nominees are directors and/or trustees of other investment companies within the Franklin Templeton Investments fund complex.

   Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.37% and 14.85%, respectively, of its outstanding shares as of January 2, 2007. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board and Trustee of the Fund, and Rupert H. Johnson, Jr., Trustee and Senior Vice President of the Fund, are brothers.

   Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for each nominee, is his or her name, year of birth and address, as well as position and length of service with the Fund, a brief description of recent professional experience, the number of portfolios in the Franklin Templeton Investments fund complex that he or she oversees, and other directorships held.

NOMINEES FOR INDEPENDENT TRUSTEE




                                    NUMBER OF
                                  PORTFOLIOS IN
NAME, YEAR                LENGTH   FUND COMPLEX       OTHER
OF BIRTH AND              OF TIME   OVERSEEN      DIRECTORSHIPS
 ADDRESS       POSITION   SERVED   BY TRUSTEE*        HELD
-------------------------------------------------------------------------------

Harris J.     Trustee      Since     142       Director, Bar-S
Ashton (1932)              1988                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc.
(bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-------------------------------------------------------------------------------

Robert F.       Trustee   Since       57        None
Carlson (1928)            2000
One Franklin
Parkway
San Mateo,
CA  94403- 1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY,
member and Chairman of the Board, Sutter Community Hospitals; member,
Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-------------------------------------------------------------------------------

Edith E.      Trustee      Since     143       Director, Hess
Holiday                    2004                Corporation
(1952)                                         (formerly,
One Franklin                                   Amerada Hess
Parkway                                        Corporation)
San Mateo,                                     (exploration and
CA 94403-1906                                  refining of oil
                                               and gas), H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied
                                               products), RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium),
                                               Canadian
                                               National Railway
                                               (railroad) and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet ( 1990-
1993); General Counsel to the United States Treasury Department ( 1989-
1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison- United States Treasury Department ( 1988- 1989).
-------------------------------------------------------------------------------

Frank W.T.    Trustee      Since     116       Director, Center
LaHaye (1929)              1988                for Creative
One Franklin                                   Land Recycling
Parkway                                        (redevelopment).
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
-------------------------------------------------------------------------------

Frank A.      Trustee      Since     103       Director, Hess
Olson (1932)               2005                Corporation
One Franklin                                   (formerly,
Parkway                                        Amerada Hess
San Mateo,                                     Corporation)
CA 94403-1906                                  (exploration and
                                               refining of oil
                                               and gas) and
                                               Sentient Jet
                                               (private jet
                                               service); and
                                               FORMERLY,
                                               Director, Becton
                                               Dickinson and
                                               Company (medical
                                               technology),
                                               Cooper
                                               Industries, Inc.
                                               (electrical
                                               products and
                                               tools and
                                               hardware),
                                               Health Net, Inc.
                                               (formerly
                                               Foundation
                                               Health)
                                               (integrated
                                               managed care),
                                               The Hertz
                                               Corporation,
                                               Pacific
                                               Southwest
                                               Airlines, The
                                               RCA Corporation,
                                               Unicom
                                               (formerly,
                                               Commonwealth
                                               Edison), UAL
                                               Corporation
                                               (airlines) and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board ( 1980- 2000) and Chief Executive Officer ( 1977- 1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation ( airlines).
-------------------------------------------------------------------------------

John B.         Trustee    Since        46     None
Wilson (1959)              February
One Franklin               2006
Parkway
San Mateo,
CA  94403- 1906
February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non- profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) ( 1996- 2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) ( 1992- 1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) ( 1990-
1992); and Vice President and Partner, Bain & Company ( 1986- 1990).
-------------------------------------------------------------------------------

NOMINEES FOR INTERESTED  TRUSTEE

                                            NUMBER OF
                                          PORTFOLIOS IN
NAME, YEAR                     LENGTH      FUND COMPLEX    OTHER
OF BIRTH AND                   OF TIME      OVERSEEN    DIRECTORSHIPS
 ADDRESS        POSITION       SERVED      BY TRUSTEE*     HELD
-------------------------------------------------------------------------------

**Edward B.     Trustee,        Trustee,        1          None
Jamieson (1948) President and   President
One Franklin    Chief Executive since 1993
Parkway         Officer -       and Chief
San Mateo,      Investment      Executive
CA  94403-1906  Management      Officer -
 -                              Investment
                                Management
                                since 2002


Principal Occupation During Past 5 Years:
President and Director, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of four of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------

**Charles B.    Trustee and    Trustee since    142     None
Johnson (1933)  Chairman of    1988 and
One Franklin    the Board      Chairman of
Parkway                        the Board
San Mateo,                     since 1993
CA  94403-1906

Principal Occupation During Past 5 Years:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton  Investments.
-------------------------------------------------------------------------------

**Rupert H.         Trustee and   Since          126    None
Johnson, Jr.(1940)  Senior Vice   1988
One Franklin        President
Parkway
San Mateo,
CA  94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton  Investments.
-------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Edward B. Jamieson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of the Trust's investment manager.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one- third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one- third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase- in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities of the Fund and of all funds overseen by the Trustees in the Franklin Templeton Investments fund complex beneficially owned by the Trustees as of December 31, 2006.

INDEPENDENT TRUSTEES

                                                Aggregate Dollar
                                                Range of Equity
                                                Securities in All
                                                Funds Overseen by
                                                  the Trustee
                                                 in the Franklin
 Name of             Dollar Range of Equity   Templeton Investments
 Trustee             Securities in the Fund      Fund Complex
-------------------------------------------------------------------------------
Harris J. Ashton         $1 - $10,000            Over $100,000
Robert F. Carlson           None                 Over $100,000
Edith E. Holiday            None                 Over $100,000
Frank W.T. LaHaye     $10,001 - $50,000          Over $100,000
Frank A. Olson              None                 Over $100,000
John B. Wilson              None                 Over $100,000


INTERESTED TRUSTEES


                                                Aggregate Dollar
                                                Range of Equity
                                                Securities in All
                                                Funds Overseen by
                                                  the Trustee
                                                 in the Franklin
 Name of             Dollar Range of Equity   Templeton Investments
 Trustee             Securities in the Fund      Fund Complex
-------------------------------------------------------------------------------
Edward B. Jamieson          None                 Over $100,000
Charles B. Johnson       $1 - $10,000            Over $100,000
Rupert H. Johnson, Jr.   $1 - $10,000            Over $100,000



   HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

   The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the OInvestment ManagerO), and various other service providers. The Fund pays the Independent Trustees $305 per quarter plus $100 per meeting attended, effective as of April 1, 2005, and such fees are subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other Boards within the Franklin Templeton Investments fund complex. Also effective as of April 1, 2005, the Independent Trustees are paid an additional flat fee of $5,000 as a general retainer, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Fund and other Franklin Templeton funds are paid a flat fee of $2,000 per Audit Committee meeting attended on a day on which a Board meeting is not held, a portion of which is allocated to the Fund. Effective as of April 1, 2005, Mr. LaHaye, who serves as Chairman of the Audit Committee of the Fund, as well as the Audit Committees of certain other Franklin funds, receives an additional flat fee of $20,000 per year, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on a day of a Board meeting.

   During the fiscal year ended August 31, 2006, there were nine meetings of the Board, eight meetings of the Nominating Committee, and four meetings of the Audit Committee. Each of the Trustees attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

   The Fund does not currently have a formal policy regarding Trustees' attendance at the annual shareholders' meeting. None of the Trustees attended the Fund's last annual meeting held on February 16, 2006.

   Certain Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

   The following table indicates the aggregate compensation paid to the Independent Trustees by the Fund individually and by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.



                                                                 Number of
                                                               Boards within
                                         Total Compensation      Franklin
                          Aggregate        from Franklin        Templeton
                        Compensation   Templeton Investments  Investments on
   Name of Trustee     from the Fund(1)   Fund Complex(2)  Which Each Serves(3)
-------------------------------------------------------------------------------
   Harris J. Ashton         $1,620            $409,510            41
   Robert F. Carlson        $2,139            $132,523            14
   S. Joseph Fortunato(4)   $3,524            $292,948            N/A
   Edith E. Holiday         $1,627            $422,501            42
   Frank W.T. LaHaye        $3,593            $225,560            25
   Gordon S. Macklin(5)     $1,620            $302,820            N/A
   Frank A. Olson           $2,128            $373,818            29
   John B. Wilson(6)        $1,228            $117,917            14

   (1) Compensation received for the fiscal year ended August 31, 2006.
   (2) Compensation received for the calendar year ended December 31, 2006.
   (3) We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each  investment  company  for  which  the Board  members  are  responsible.
   Franklin  Templeton   Investments  currently  includes  46  U.S.  registered
   investment companies, with approximately 155 U.S. based funds or series.
   (4) Mr. Fortunato retired effective September 5, 2006.
   (5) Mr. Macklin retired effective September 12, 2006.
   (6) Mr. Wilson was appointed to the Board effective February 28, 2006.


   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

   Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, are his or her name, year of birth, address, a brief description of his or her recent professional experience, and his or her position and length of service with the Fund:

Name, Year of
Birth and
Address         Position                        Length of Time Served
-------------------------------------------------------------------------------

Edward B.       Trustee, President and Chief    Trustee, President since 1993
Jamieson (1948) Executive Officer - Investment  and Chief Executive Officer -
One Franklin    Management                      Investment Management since
Parkway                                         2002
San Mateo,
CA  94403-1906

Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Edward B. Jamieson.
-------------------------------------------------------------------------------

Charles B.      Trustee and Chairman of the     Trustee since 1988 and Chairman
Johnson (1933)  Board                           of the Board since 1993
One Franklin
Parkway
San Mateo,
CA  94403-1906

Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Charles B. Johnson.
-------------------------------------------------------------------------------

Rupert H.       Trustee and                     Since 1988
Johnson, Jr.    Senior Vice President
(1940)
One Franklin
Parkway
San Mateo,
CA  94403- 1906

Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Rupert H. Johnson, Jr.
-------------------------------------------------------------------------------

James M.        Chief Compliance Officer        Since 2004
Davis (1952)
One Franklin
Parkway
San Mateo,
CA  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly,
Director of Compliance, Franklin Resources, Inc. ( 1994- 2001).
-------------------------------------------------------------------------------

Laura           Treasurer                       Since 2004
Fergerson (1962)
One Franklin
Parkway
San Mateo,
CA  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and formerly,
Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003- 2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-------------------------------------------------------------------------------

Jimmy D.         Senior Vice President          Since  2002
Gambill (1947)   and Chief Executive
500 East         Officer - Finance
Broward Blvd.    and Administration
Suite 2100
Fort Lauderdale,
FL 33394- 3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

David P. Goss   Vice President                  Since 2000
(1947)
One Franklin
Parkway
San Mateo,
CA  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton  Investments.
-------------------------------------------------------------------------------

Barbara J.      Vice President                  Since 2000
Green (1947)
One Franklin
Parkway
San Mateo,
CA  94403- 1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources,
Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986- 1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------

Karen L.        Vice President and Secretary    Vice President since March 2006
Skidmore (1952)                                 and Secretary since April 2006
One Franklin
Parkway
San Mateo,
CA  94403- 1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and officer of 30 of the investment companies in Franklin Templeton  Investments.
-------------------------------------------------------------------------------

Craig S. Tyle   Vice President                  Since 2005
(1960)
One Franklin
Parkway
San Mateo,
CA  94403- 1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.;
officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004- 2005); and General Counsel, Investment Company Institute (ICI) (1997- 2004).
-------------------------------------------------------------------------------

Galen G.        Chief Financial Officer and             Since 2004
Vetter (1951)   Chief Accounting Officer
500 East
Broward Blvd.
Suite 2100
Fort Lauderdale,
FL 33394- 3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly,
Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey
& Pullen, LLP (1979-1987 and  1991-2004).
-------------------------------------------------------------------------------

o  PROPOSAL 2: A SHAREHOLDER PROPOSAL

   A shareholder (the OShareholder ProponentO) has submitted the following proposal (the OShareholder ProposalO) to be included in this proxy statement:

           RESOLVED: The shareholders of Franklin Universal Trust
           (the OTrustO) request that the Board of Trustees promptly take the steps necessary to open end the Trust or otherwise enable shareholders to realize net asset value (ONAVO) for their shares.

               OPPOSITION STATEMENT OF FRANKLIN UNIVERSAL TRUST

   YOUR FUND'S BOARD OPPOSES THE SHAREHOLDER PROPOSAL AND BELIEVES IT IS IN YOUR BEST INTERESTS TO RETAIN THE FUND'S CLOSED-END STRUCTURE. No other closed-end fund offers your Fund's combination of investments in both high yield bonds and utility stocks, which provides investors with both high current income as well as the potential for capital appreciation. Combining this investment strategy with leverage and low cash balances, your Fund has delivered consistently strong market returns to investors over time. The Board believes strongly that your Fund remains viable in its closed-end form, but may not be able to provide the same benefits to shareholders if reorganized or merged into an open-end fund. THE BOARD THEREFORE RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE SHAREHOLDER PROPOSAL.

   REASONS FOR THE BOARD'S RECOMMENDATION

   Your Fund's Board has reviewed and considered the Shareholder Proposal but believes that it is not in the best interests of the Fund and its shareholders. For the reasons discussed below, the Board believes that the Fund's shareholders, and particularly the Fund's long-term shareholders, are best served by retaining the Fund's closed-end structure.

   1. ADVANTAGES OF KEEPING YOUR FUND AS A  CLOSED-END FUND
   As a closed-end fund, your Fund has particular advantages over open-end funds, including:

   YOUR FUND CAN USE LEVERAGE; OPEN-END FUNDS CANNOT. As a closed-end fund, your Fund is able to issue debt securities and use the proceeds to make investments. Your Fund would not be able to do this if it were reorganized or merged into an open-end fund. The Fund currently has issued and outstanding $55 million in 5- year notes maturing in August 2008, representing approximately 22% of its total assets. As a shareholder, you receive direct benefits from this leverage to the extent that the total return on portfolio securities purchased with the leverage exceeds the interest payments on the debt securities. The Fund pays a fixed rate of interest on its debt securities at an annual rate of 4.14%, which is currently approximately 52 basis points below comparable yields on U.S. Treasury securities as of October 31, 2006. This is a very attractive borrowing rate for your Fund and directly benefits the Fund's shareholders. By using fixed-rate leverage that currently carries a below- market interest rate, your Fund has the potential to experience enhanced returns compared to closed-end funds with floating rate leverage whose borrowing costs rise with rising interest rates. Moreover, repayment of your Fund's outstanding debt in connection with a reorganization or merger into an open-end fund would generate transaction costs and could require payment of a make-whole premium, which would increase costs for the Fund's shareholders.

   YOUR FUND HAS THE ABILITY TO ALWAYS BE FULLY INVESTED; OPEN-END FUNDS DO NOT. By definition, an open-end fund permits shareholders to redeem their shares every business day. As a result, open-end funds typically cannot have their assets fully invested because they need to maintain cash balances to pay for redemptions. Alternatively, open-end funds can temporarily borrow cash to finance redemptions, but they must pay interest on those borrowings. In either case, maintaining cash balances or paying interest on borrowing instead of investing in appreciable assets can reduce an open-end fund's total return. A closed-end fund like your Fund, by contrast, does not generally permit redemptions except in extraordinary circumstances, such as in a tender offer or liquidation. As a result, your Fund typically maintains cash balances of less than 1% of total assets, thus potentially enhancing returns by remaining essentially fully invested at all times.

   YOUR FUND HAS LOWER EXPENSES THAN IT WOULD AS AN OPEN-END FUND. Another direct consequence of open-end funds' daily purchases and redemptions is that open-end funds often have higher expenses than closed-end funds. Open-end funds, unlike closed-end funds, often incur distribution costs because they must continually sell shares in order to offset redemptions. Your Fund, by contrast, incurs no distribution costs and does not carry a 12b-1 fee. The fluctuations in asset levels that come from constant purchases and redemptions may also result in open-end funds having higher portfolio transaction costs, which can lower returns compared to closed-end funds. Your Fund, by contrast, had a relatively low portfolio turnover rate of 32.95% for its 2006 fiscal year ending August 31. Similarly, open-end funds may be subject to higher transfer agency costs associated with keeping track of shareholders as they come and go. For its 2006 fiscal year, your Fund incurred transfer agency costs representing less than half a basis point of its average net assets. A 1998 study by CDA/Weisenberger of closed-end funds that reorganize or merge into open-end funds found that long-term shareholders of closed-end funds are frequently subject to higher expenses as a result of these transactions.

   FUND HAS THE ABILITY TO TRADE THROUGHOUT THE DAY; MOST OPEN-END FUNDS DO NOT. Open-end funds typically price their shares once a day, usually just after the close of trading on the New York Stock Exchange ("NYSE") at 4:00 p.m., Eastern time. Closed-end funds like your Fund, however, can be traded throughout the day. That means that a closed-end fund shareholder's buy or sell order can be executed for the market price prevailing on the exchange at precisely the time the shareholder's broker-dealer places the trade, rather than at the very end of the trading day. This may give holders of closed-end fund shares certain liquidity and trading advantages that are not available to holders of most open-end fund shares.

   Certain open-end funds, known as exchange- traded funds or ETFs, trade on a stock exchange throughout the day, but only as long as a large institution, such as a bank or broker- dealer, agrees to make a market in the ETF's securities. Closed-end funds like your Fund, however, will continue to trade as long as they are listed on a stock exchange, regardless of whether an institution agrees to make a market in their securities. This may give holders of closed-end fund shares fewer concerns about the liquidity of their shares than may be available to shareholders of ETFs.

   2. YOUR FUND'S DISCOUNT IS CYCLICAL, NOT PERMANENT
   As with most other closed-end funds, the market price of the Fund's shares often trade at a lower price than the Fund's NAV per share. That is, the Fund's shares often trade at a discount. Discounts tend to be cyclical, however, often moving in conjunction with interest rates. Indeed, from March 2001 through April 2003, your Fund's shares traded at a premium. Based on history, it should not be assumed that the Fund's current discount will last indefinitely. Accordingly, the Board believes that the presence of a discount should not, by itself, necessitate the drastic step of reorganizing or merging your Fund into an open-end fund.

   Your Fund's Board has already taken steps to address the discount, authorizing the Fund's management in January 2006 to implement an open-market share repurchase program that allows the Fund to purchase up to 10% of its common stock in open-market transactions. As of October 31, 2006, the share repurchase program has resulted in the repurchase of approximately 2.67% of the Fund's outstanding shares. The share repurchase program is intended to benefit shareholders by enabling your Fund to acquire its own shares at a discount to NAV, thereby increasing the proportionate interest of each remaining shareholder in the Fund. The Board also hopes that the share repurchase program will help bring the market price of the Fund's shares closer to NAV. At the same time, beginning in February 2006, the Board authorized an increase in your Fund's monthly dividend from 3.5 cents to 3.8 cents per share. Both of these measures were designed by the Board to help address your Fund's discount.

   The Board believes that these measures, together with other market factors, have helped reduce your Fund's discount compared to its Lipper peer group. Between January 18, 2006-- the day before the announcement of the share repurchase program and the increase in the Fund's dividend--and October 31, 2006, your Fund's discount narrowed by 3.2 percentage points, compared to an average narrowing of 2.8 percentage points for the Lipper high yield closed-end fund peer group (1.8 percentage points excluding an outlier fund). Over the past year, your Fund's discount has narrowed 4.0 percentage points, compared to a narrowing of 3.0 percentage points for the Lipper peer group. Over the past two years ending October 31, 2006, your Fund's discount has narrowed 3.9 percentage points compared to a widening of 6.4 percentage points for the Lipper peer group.

   3. YOUR FUND'S UNIQUE MARKET POSITION AND COMPETITIVE PERFORMANCE
   Despite the Fund's current market price discount to NAV, the Board believes that your Fund's performance, coupled with its unique position in the marketplace, justifies retaining your Fund's closed-end structure as in the best interests of long-term shareholders. For these shareholders, the Fund's investment approach and long-term market price performance may be more important than its discount.

   Your Fund has a unique strategy and investment parameters that are different from its closed-end fund competitors, as well as any open-end fund in the Franklin Templeton complex. As stated in its prospectus, the Fund invests 55- 65% of its assets in high yield debt of U.S. issuers, 20- 30% in utility stocks, and typically has exposure to some emerging market sovereign debt. Your Fund is the only closed-end fund currently in existence that has this unique asset mix, which provides investors with both high current income as well as the potential for price appreciation on both high yield bonds and utility stocks. This portfolio composition and risk/return profile may directly appeal to many of the Fund's current long-term shareholders, who might not be able to find a comparable investment if, for example, the Fund were to merge with a dissimilar open-end fund.

   Your Fund's long-term performance at market price has been consistently competitive, both in absolute terms and relative to its Lipper peer group and benchmark indices, as shown in the table below:

   PERFORMANCE AS OF OCTOBER 31, 2006

                              Cumulative Total
                                  Return(1)      Average Annual Total Return(1)
-------------------------------------------------------------------------------

                                 YTD    1-Year   3-Year    5-Year   10-Year
-------------------------------------------------------------------------------

   Fund Return Based on
   Change in Market Price(2)    14.67%  19.65%   13.84%    5.21%     6.43%

   Fund Return Based on
   Change in Net Asset
   Value(3)                     11.50%  13.77%   13.25%    9.80%     6.25%

   Credit Suisse (CS)
   High Yield Index(4)           8.63%  10.29%    8.86%   11.13%     7.14%

   Standard & Poor's
   (S&P) 500 Utilities
   Index(5)                     16.84%  17.90%   21.92%    7.81%     8.01%

   Lipper Closed End
   High Current Yield
   Funds (Leveraged)(6)          9.39%  12.10%   11.45%   12.87%     5.33%

   Rank in Lipper Category
   Based on Change in NAV       5/29     7/29     5/29    18/22      6/14

   Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
   (1)Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
   (2)Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
   (3)Assumes reinvestment of distributions based on net asset value.
   (4)Source: Credit Suisse. The Credit Suisse High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
   (5)Source: S&P's Micropal: The S&P 500 Utilities Index is a market capitalization weighted index that includes electric utility stocks in the S&P 500. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
   (6)Source: Lipper Inc. The Lipper Closed-End High Current Yield Fund (Leveraged) Universe is comprised of the Fund and all closed-end debt leveraged high current yield funds regardless of asset size or primary channel of distribution. Returns are based on change in net asset value.

   4. LONG-TERM SHAREHOLDERS WILL BEAR THE COSTS AND CONSEQUENCES OF IMPLEMENTING THE SHAREHOLDER PROPOSAL
   Long-term shareholders who wish to stay in the Fund after a reorganization or merger into an open-end fund will likely bear a large proportion of the costs and consequences of implementing the Shareholder Proposal, including
   (1) the costs of additional proxy solicitations to obtain shareholder approval of the reorganization or merger, (2) the costs of implementing a reorganization or merger, and (3) the potentially higher expenses of an open-end fund. These higher costs may be exacerbated if a large number of shareholders (including, perhaps, the Shareholder Proponent) decide to redeem thei shares of the Fund after it becomes an open-end fund. This is because significant redemptions would cause the Fund's fixed expenses to be paid for out of a smaller asset base, thus increasing the expenses paid by the remaining shareholders. While redemptions may be discouraged by the imposition of a temporary redemption fee and the Fund's management would actively market the Fund to encourage new purchases, there is no guarantee that the Fund, as an open-end fund, would be able to retain its current asset level, much less grow it. Accordingly, the Board does not believe that the Shareholder Proposal is in the best interests of the long-term shareholders who would wish to continue their investment in the Fund after a reorganization or merger.

   5. APPLES AND ORANGES: YOUR FUND'S CIRCUMSTANCES ARE DIFFERENT FROM FRANKLIN MULTI-INCOME TRUST
   Given the costs and consequences of reorganizing or merging your Fund into an open-end fund, the Board would only recommend this action in the face of compelling circumstances, such as if there were serious concerns about the continuing viability of the Fund as a suitable longer- term investment for shareholders. The Board does not believe that these circumstances are present in the case of your Fund.

   The board of Franklin Multi-Income Trust ("FMI"), which included many of the same Trustees who currently serve on the Fund's Board, did recommend in 2005 that FMI (another closed-end fund) merge with an open-end fund. However, FMI was approximately one-quarter of the size of the Fund, and thus regularly experienced limited trading liquidity and a higher level of expenses. As a result, the continued viability of FMI as a successful closed-end fund was in question.

   By contrast, the Board believes that your Fund is much better situated as a closed-end fund. The Fund continues to maintain adequate trading volume, a reasonable discount that has been declining, and viable size. The Board therefore believes that, unlike the case of FMI, a merger or reorganization of the Fund into an open-end fund would likely prove to be detrimental to the Fund and its long-term shareholders.

   CONCLUSION

   For the reasons stated above, the Board recommends that Shareholders vote AGAINST the Shareholder Proposal.

               SUPPORTING STATEMENT OF THE SHAREHOLDER PROPONENT

   Despite a share repurchase program the shares of the Trust have continued to trade at a significant discount to NAV. For example, on July 19, 2006 the Trust's stock closed at $6.30, a 9.1% discount from its net asset value of $6.93.

   Open-ending the Trust would allow all shareholders to obtain a higher price for their shares whenever they decide to sell. In 2005 the same Trustees that serve on the Trust's board recommended that another closed-end fund, Franklin Multi-Income Trust ("FMI") merge into Franklin Income Trust, an open-end fund because FMI had been trading at a persistent discount to NAV. Shareholders of FMI subsequently approved the transaction and FMI's discount was permanently eliminated.

   We think the time is right to permanently eliminate the Trust's discount to NAV. If you agree, please vote in favor of this proposal.

                             ---------------------

   The Shareholder Proponent is Opportunity Partners, L.P., 60 Heritage Drive, Pleasantville, New York 10570. According to a Schedule 13D/A filed as of August 8, 2006, the aggregate number of shares held by the Shareholder Proponent and members of its group was 1,766,300. Neither the Fund, its Board of Trustees or management is responsible for the contents of the Shareholder Proposal or the Supporting Statement of the Shareholder Proponent.


o  ADDITIONAL INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. The Investment Manager is Franklin Advisers, Inc., a California corporation, whose principal address is One Franklin Parkway, San Mateo, CA 94403. The Investment Manager is a wholly-owned subsidiary of Resources.

   THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC (OFT ServicesO), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with Advisers, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is an indirect, wholly-owned subsidiary of Resources.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is PFPC Inc., 4400 Computer Drive, Westborough, MA 01850.

   THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report for the fiscal year ended August 31, 2006, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN 168 ( 1-800/342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

   PRINCIPAL SHAREHOLDERS. As of January 2, 2007, the Fund had 26,977,893.784 shares outstanding and total net assets of $203,646,566.30. The Fund's shares are listed on the NYSE (symbol: FT). From time to time, the number of shares held in Ostreet nameO accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of January 2, 2007, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares, except as shown in the following table:

   NAME AND ADDRESS       AMOUNT AND NATURE OF   PERCENT OF
   OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP   OUTSTANDING  SHARES
-------------------------------------------------------------------------------

   Bulldog Investors,         1,766,300(1)        6.33(2)
   Phillip Goldstein and
   Andrew Dakos
   60 Heritage Drive
   Pleasantville,
   NY 10570

   (1) The nature of beneficial ownership is shared voting and dispositive power by Phillip Goldstein and Andrew Dakos (1,573,100 shares), sole voting and dispositive power by Mr. Dakos (128,300 shares), and sole voting and dispositive power (48,000 shares) and sole dispositive power (16,900 shares) by Mr. Goldstein, as reported on Schedule 13D/A, filed with the U.S. Securities and Exchange Commission as of August 8, 2006.
   (2) As reported on Schedule 13D/A, filed with the U.S. Securities and Exchange Commission as of August 8, 2006.

   In addition, to the knowledge of the Fund's management, as of January 2, 2007, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. U.S. securities law requires that the Fund's Trustees, officers and shareholders owning more than 10% of outstanding shares, as well as affiliated persons of its Investment Manager, report their ownership of the Fund's shares and any changes in that ownership. Specific due dates for these reports have been established and the Fund is required to report in this proxy statement any failure to file by these dates during the fiscal year ended August 31, 2006. Based solely on its review of copies of such reports or written representations from such Trustees, officers, and 10% shareholders, the Fund believes that all Section 16(a) filing requirements applicable to its Trustees, officers, and 10% shareholders were complied with during the fiscal year ended August 31, 2006.

   CONTACTING THE BOARD OF TRUSTEES. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund's offices, One Franklin Parkway, San Mateo, California 94403. The correspondence will then be given to the Board for their review and consideration.

o  AUDIT COMMITTEE

   The Board has a standing Audit Committee currently consisting of Messrs. LaHaye (Chairman), Carlson and Wilson, all of whom are Independent Trustees and also are considered to be OindependentO as that term is defined by the NYSE's listing standards. The Fund's Audit Committee is responsible for the appointment, compensation and retention of the Fund's independent registered public accounting firm (auditors), including evaluating their independence, recommending the selection of the Fund's auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting.

   SELECTION OF AUDITORS. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (OPwCO) as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   AUDIT FEES. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $22,209 for the fiscal year ended August 31, 2006, and $16,505 for the fiscal year ended August 31, 2005.

   AUDIT- RELATED FEES. The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under OAudit FeesO above were $8,736 for the fiscal year ended August 31, 2006, and $8,400 for the fiscal year ended August 31, 2005. The services for which these fees were paid included attestation services.

   There were no fees paid to PwC for assurance and related services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund that are reasonably related to the performance of the audit of its financial statements for the fiscal years ended August 31, 2006, and August 31, 2005.

   TAX FEES. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for fiscal years ended August 31, 2006, and August 31, 2006.

   There were no fees paid to PwC for professional services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended August 31, 2006, and August 31, 2005.

   ALL OTHER FEES. The aggregate fees paid to PwC for products and services rendered by PwC to the Fund not reported in previous paragraphs were $110 for the fiscal year ended August 31, 2006, and $0 for the fiscal year ended August 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

   The aggregate fees paid to PwC for products and services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund not reported in previous paragraphs were $175,751 for the fiscal year ended August 31, 2006, and $0 for the fiscal year ended August 31, 2005. The services for which these fees were paid included review of materials provided to the Fund's Board in connection with the investment management contract renewal process.

   AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre- approved by the Audit Committee.

   AGGREGATE NON- AUDIT FEES. The aggregate fees paid to PwC for non- audit services to the Fund, and to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, were $184,597 for the fiscal year ended August 31, 2006, and $8,400 for the fiscal year ended August 31, 2005.

   The Audit Committee has determined that the provision of the non-audit services that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund is compatible with maintaining PwC's independence.

   AUDIT COMMITTEE REPORT. The Board has adopted and approved a revised formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter was attached as OAppendix AO to the proxy statement for the Fund's 2006 Annual
   Shareholders'  Meeting.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, PwC's independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.

   Based on its review and discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.

   Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2006, for filing with the U.S. Securities and Exchange Commission.

                                       THE AUDIT COMMITTEE
                                       Frank W.T. LaHaye (Chairman)
                                       Robert F. Carlson
                                       John B. Wilson


o  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. Your vote is being solicited by the Trustees of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund has made arrangements with The Altman Group, Inc. to assist with solicitation of proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral, or other means of communication. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. It is currently estimated that soliciting fees will be approximately $22,000 to $38,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker- dealer firms holding shares of the Fund in Ostreet nameO for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker- dealer firms' instruction materials, the Fund understands that NYSE rules permit the broker- dealers, on behalf of their customers and beneficial owners, to vote on the election of Trustees, but not on the Shareholder Proposal. Certain broker- dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. Forty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum at the Meeting. The shares over which broker- dealers have discretionary voting power, the shares that represent Obroker non- votesO (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   REQUIRED VOTE. Provided that a quorum is present, the election of Trustees requires a plurality of shares voted, meaning that the nine nominees receiving the greatest number of votes shall be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

   Provided that a quorum has been established, the affirmative vote of a majority of shares voted at the Meeting is required to approve the Shareholder Proposal. For purposes of the Shareholder Proposal, abstentions and broker non- votes will have no effect on the result of the vote. The Shareholder Proposal is only a recommendation and, if it is approved by the required vote, will have no binding effect on the Fund or the Board of Trustees. In considering whether or not to take action in response to the proposal, the Board of Trustees will give the request set forth in the Shareholder Proposal such weight as it believes appropriate based on the voting of shareholders for the proposal and other relevant factors.

   ADJOURNMENT. Whether or not a quorum is present at the Meeting, the Meeting may be adjourned by a majority vote of the shares represented at the Meeting, either in person or by proxy, properly cast upon the question of adjournment. If the Meeting is adjourned, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than 60 days from the date set for the original Meeting, in which case the Board of Trustees shall set a new date. At any adjourned Meeting, the Fund may transact any business which might have been transacted at the original Meeting.

   Whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting, and on any other proposals properly raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules.

   SHAREHOLDER PROPOSALS. The Fund anticipates mailing this proxy statement on or about January 29, 2007. The Fund anticipates that its next annual meeting of shareholders will be held on or about February 15, 2008. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, no later than September 8, 2007, in order to be considered for inclusion in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2008 Annual Shareholders' Meeting without including the proposal in the Fund's proxy statement must notify the Fund at the Fund's offices of such proposal by November 22, 2007. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2008 Annual Shareholders' Meeting may exercise discretionary voting power with respect to any such proposal.

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the designated proxy holders will vote on such matters in accordance with the views of management.

                                 By order of the Board of Trustees,

                                 Karen L. Skidmore
                                 SECRETARY

   Dated: January 29, 2007
   San Mateo, California


                                                                FUT PROXY 03/07






                                                                           PROXY
[GRAPHIC OMITTED]

                           FRANKLIN UNIVERSAL TRUST
                 ANNUAL SHAREHOLDERS' MEETING - MARCH 30, 2007

The undersigned hereby revokes all previous proxies for his or her shares and appoints Craig S. Tyle, Barbara J. Green, David P. Goss and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Universal Trust (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Shareholders' Meeting (the "Meeting") to be held at One Franklin Parkway, Building 920, San Mateo, CA 94403 at 2:00 p.m., Pacific time, on March 30, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side, and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.



The Board of Trustees of the Fund solicits this proxy. It will be voted as specified on the reverse. If no specification is made, this proxy shall be voted FOR the election of the nominees to the position of Trustee (Proposal 1) and AGAINST the shareholder proposal (Proposal 2). If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management. Management is not aware of any such matters.

                     You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.



                     __________________________________________________________
                     Signature(s) and Title(s), if applicable          Date



                     ----------------------------------------------------------
                     Signature(s) and Title(s), if applicable          Date


                     Sign your name exactly as it appears in the registration on the proxy card. If the shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

-------------------------------------------------------------------------------
                                   FOLD HERE

Three simple methods to vote your proxy:


                                                                -----------
Internet:     Log on to  www.myproxyonline.com.  Make  sure
                         ---------------------
              to have this  proxy card  available  when you     CONTROL
              plan to vote your  shares.  You will need the      NUMBER:
              control number and check digit found in the box at the right at the time you execute your vote.

Touchtone     Simply  dial  toll-free  (866)  458-9861  and       CHECK
Phone:        follow  the  automated  instructions.  Please       DIGIT
              have this  proxy card  available  at the time        ID:
              of the call.

Mail:         Simply sign,  date,  and complete the reverse
              side of this  proxy card and return it in the
              postage paid envelope provided.
                                                                -----------


TAGID:  12345678                                              CUSIP:  123456789








IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.    [x]


THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES.
1. Proposal: Election of Trustees.

                                                                                         WITHHOLD
                                                                              FOR ALL    FROM  ALL
NOMINEES:                                                                    (NOMINEES)  (NOMINEES)
(01) Harris J. Ashton   (04) Edward B. Jamieson      (07) Frank W.T. LaHaye
(02) Robert F. Carlson  (05) Charles B. Johnson      (08) Frank A. Olson
(03) Edith E. Holiday   (06) Rupert H. Johnson, Jr.  (09) John B.  Wilson



----------------------------------------------------------------------
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.



THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE AGAINST PROPOSAL 2.


2. Shareholder Proposal:                                               FOR    AGAINST    ABSTAIN

RESOLVED: The shareholders of Franklin Universal Trust (the "Trust") request that the Board of Trustees promptly take the steps necessary to open end the Trust or otherwise enable shareholders to realize net asset value ("NAV") for their shares.





If you should have any questions about the proxy material or the execution of your vote, simply call 1 800-336-5159 between the hours of 10 am and 10 pm Eastern time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.










                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!